Exhibit 99.1

                              LETTER OF TRANSMITTAL

                              U.S. INDUSTRIES, INC.
                                USI GLOBAL CORP.
                           USI AMERICAN HOLDINGS, INC.
                            OFFER FOR ALL OUTSTANDING
                          7-1/8% SENIOR NOTES DUE 2003
                                 IN EXCHANGE FOR
                     SERIES B 7-1/8% SENIOR NOTES DUE 2003,
                    EACH SERIES UNCONDITIONALLY GUARANTEED BY
                               USI ATLANTIC CORP.
                 PURSUANT TO THE PROSPECTUS, DATED MAY __, 1999

================================================================================

           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE __, 1999 (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY
                          TIME, ON THE EXPIRATION DATE.

================================================================================

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS

                   THE FIRST CHICAGO TRUST COMPANY OF NEW YORK

                        By Registered or Certified Mail:
                  The First Chicago Trust Company of New York,
                                as Exchange Agent
                          Corporate Actions, Suite 4660
                                  P.O. Box 2569
                       Jersey City, New Jersey 07303-2569

                         By Federal Express or Courier:
                     First Chicago Trust Company of New York
                          Corporate Actions, Suite 4680
                             14 Wall St., 8th Floor
                            New York, New York 10005

                                    By Hand:
                     First Chicago Trust Company of New York
                      c\o Securities Transfer and Reporting
                                  Services Inc.
                             Attn: Corporate Actions
                               100 William Street
                            New York, New York 10038

                        Facsimile:           By Telephone:
                     (201) 222-4720         (201) 222-4707


         Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

         The undersigned acknowledges that he or she has received the prospectus, dated May __, 1999 (the "Prospectus"), of U.S. Industries, Inc. ("USI"), USI Global Corp. ("USI Global") and USI American Holdings, Inc. ("USIAH," and together with USI and USI Global, the "Issuers"), each a Delaware corporation, and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate


NY2:\375763\03\81xv03!.DOC\78595.0012
principal amount at maturity of up to $250,000,000 of 7-1/8% Senior Notes due 2003 (the "Registered Notes") of the Issuers for a like principal amount at maturity of the issued and outstanding 7-1/8% Senior Notes due 2003 (the "Old Notes") from the holders thereof.

         For each Old Note accepted for exchange, the holder of such Old Note will receive a Registered Note having a principal amount at maturity equal to that of the surrendered Old Note. Holders whose Old Notes are accepted for exchange will receive accrued interest thereon to, but not including, the date of issuance of such Registered Notes, such interest to be payable with the first interest payment on the Registered Notes. Interest on the Registered Notes will accrue from their respective dates of issuance. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or interest on the Old Notes. The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

          This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by The First Chicago Trust Company of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "Tendering Old Notes-Notes Held Through DTC" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "Tendering Old Notes-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------- -------------- ------------------ ---------------
                DESCRIPTION OF OLD NOTES                        1                2                3
--------------------------------------------------------- -------------- ------------------ ---------------
                                                                             AGGREGATE        PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE   PRINCIPAL AMOUNT       AMOUNT
               (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*       AT MATURITY      AT MATURITY
                                                                           OF OLD NOTES       TENDERED**
--------------------------------------------------------- -------------- ------------------ ---------------


                                                          TOTAL
--------------------------------------------------------- -------------- ------------------ ---------------


*   Need not be completed if Old Notes are being tendered by book-entry transfer.
**  Unless otherwise indicated in this column, a holder will be deemed to have tendered All of the Old
    Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See
    Instruction 1.
-----------------------------------------------------------------------------------------------------------

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE
         BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       ------------------------------------------------------------------

         Account Number ______________ Transaction Code Number___________________________________________


[ ]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
         NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND
         COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)_______________________________________________________________

         Widow Ticket Number (if any)__________________________________________________________________

         Date of Execution of Notice of Guaranteed Delivery____________________________________________

         Date of Institution which guaranteed delivery_________________________________________________

         If Delivered by Book-Entry Transfer, Complete the Following:

         Account Number ____________ Transaction Code Number___________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and such holders have no arrangements with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

4. The undersigned may, if, and only if, it would not receive freely tradeable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of October 22, 1998, among the Issuers, Credit Suisse First Boston Corporation, BT Alex. Brown Incorporated and NationsBanc Montgomery Securities LLC (the "Registration Rights Agreement") in the form filed as Exhibit 4.3 to the Registration Statement of the Issuers, Registration No. 333-70537. Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given them in the Registration Rights Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Old Notes participating in a Shelf Registration, to comply with the Registration Rights Agreement and to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of the Issuers and the Guarantor, each director and officer of each of the Issuers and the Guarantor and each person, if any, who controls any of them within the meaning of either such Section, from and against any losses, claims, damages and liabilities or any actions in respect thereof, to which such Initial Purchaser or any controlling person of such Initial Purchaser, and the Issuers, the Guarantors or any of its directors, officers or controlling persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers and the Guarantor by or on behalf of the undersigned specifically for inclusion therein; and shall reimburse, as incurred, the Issuers and the Guarantor for any legal or other expenses reasonably incurred by the Issuers, the Guarantor or any director, officer or controlling person of any of them in connection with the investigation or defending or preparing to defend against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action in respect thereof. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "Tendering Old Notes--Withdrawal Rights" section of the Prospectus. See Instruction 9.

6. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER, THE PROSPECTUS SHALL PREVAIL.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


================================================================================

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  Registered Notes and/or Old Notes to:

Name(s).........................................................................
                             (Please Type or Print)

 ................................................................................
                             (Please Type or Print)

Address.........................................................................

 ................................................................................
                                   (Zip Code)


                         (COMPLETE SUBSTITUTE FORM W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.



                          (Book-Entry Transfer Facility
                         Account Number, if applicable)

================================================================================

================================================================================

                       SPECIAL DELIVERY INSTRUCTIONS (See
                              Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:  Registered Notes and/or Old Notes to:

Name(s).........................................................................
                             (Please Type or Print)

 ................................................................................
                             (Please Type or Print)

Address.........................................................................

 ................................................................................
                                   (Zip Code)

================================================================================

================================================================================

                        SPECIAL REGISTRATION INSTRUCTIONS
                             (See Paragraph 4 above)

         To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Rights Agreement, and (iii) the undersigned agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

           By checking this box the undersigned hereby (i) represents that it is entitled to have its Old Notes registered in a shelf registration in accordance with the Registration Rights Agreement, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.


================================================================================

         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

================================================================================

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


x                                                                      , 1999
      ----------------------------------------         ----------------
x                                                                      , 1999
      ----------------------------------------         ----------------
x                                                                      , 1999
      ----------------------------------------         ----------------
              Signature(s) of Owner                          Date

              Area Code and Telephone Number___________________________

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s).........................................................................

 ................................................................................
                             (Please Type or Print)

Capacity........................................................................

Address.........................................................................

 ................................................................................
                              (Including Zip Code)

Employer Identification or
Social Security Number.........................................................
                                (Please complete Substitute Form W-9, if
                            applicable. See "Important Tax Information" below)


                                 SIGNATURE GUARANTEE (if required
                                          by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:.......................................................
                                            (Authorized Signature)

 ...............................................................................
                                                     (Title)

 ...............................................................................
                                               (Name and Firm)


================================================================================

                                  INSTRUCTIONS

1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "Tendering Old Notes - Notes Held by DTC" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 or any integral multiple thereof.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "Tendering Old Notes--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIMES SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK

CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUERS.

         See "The Exchange Offer" section in the Prospectus.

2.       PARTIAL TENDERS.

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

          Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter has not been completed.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

6.       WAIVER OF CONDITIONS.

         The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

          Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact The First National Bank of Chicago at (312) 336-9436 for further instructions.

9.       WITHDRAWAL OF TENDERS.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a holder of Registered Notes is required to provide the Issuers (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Issuers are not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain holders of Registered Notes (including, among others, all corporation and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuers, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Issuers are required to withhold 31% of any payment made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Issuers, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

============================================= =================================================== =================================

PAYORS' NAME:  U.S. INDUSTRIES, INC.
USI GLOBAL CORP. AND
USI AMERICAN HOLDINGS, INC.
--------------------------------------------- --------------------------------------------------- ---------------------------------
SUBSTITUTE                                    PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                                      RIGHT AND CERTIFY BY SIGNING AND DATING BELOW       _________________________________
                                                                                                      Social Security Number(s)

                                                                                                                  OR

                                                                                                  ---------------------------------
                                                                                                  Employer Identification Number(s)

DEPARTMENT OF THE TREASURY
                                              ---------------------------------------------------
INTERNAL REVENUE SERVICE                      PART 2 - CERTIFICATION -- Under Penalties of        PART 3 [ ]
                                              Perjury I certify that:

PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)             (1) The number shown on this form is my
                                        current taxpayer identification number
                                        (or I am waiting for a number to be
                                        issued to me) and AWAITING TIN

                                        (2) I am not subject to backup
                                        withholding either because I have not
                                        been notified by the Internal Revenue
                                        Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.


--------------------------------------------------------------------------------

CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).


SIGNATURE                                DATE
          -----------------------------       ---------------------


NOTE:       FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED
            PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND
            RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE
            REGISTERED NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND
            ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE REGISTERED NOTES.
            PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
            IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOUCHECKED THE BOX
            IN PART 3 OF SUBSTITUTE FORM W-9.
===================================================================================================================================

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office, or (b)
I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

                                                                                                , 1999
---------------------------------------                     -----------------------------------
           Signature                                                         Date
===================================================================================================================================
